UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 1, 2006
PeopleSupport, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-115328	95-4695021

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Glendon Ave., Suite 1250
Los Angeles, California		90024

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 824-6200
NOT APPLICABLE
(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01(D) EXHIBITS.

EXHIBIT	DESCRIPTION
99.1	Press Release dated November 1, 2006 entitled: “PeopleSupport Announces Public Offering of 3,750,000 Shares of Common Stock.”

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 1, 2006	PeopleSupport, Inc. a Delaware corporation
	By:	/s/ Lance Rosenzweig
Chief Executive Officer and
Chairman of the Board of Directors

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Press Release dated November 1, 2006 entitled: “PeopleSupport Announces Public Offering of 3,750,000 Shares of Common Stock.”